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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 8, 2004
                                                           ------------

                              HANOVER DIRECT, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
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                            (COMMISSION FILE NUMBER)

           DELAWARE                                      13-0853260
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(STATE OR OTHER JURISDICTION                         (I.R.S. EMPLOYER
      OF INCORPORATION)                           IDENTIFICATION NUMBER)

115 RIVER ROAD, BUILDING 10
  EDGEWATER, NEW JERSEY                                    07020
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   (ADDRESS OF PRINCIPAL                                 (ZIP CODE)
     EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300

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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS.

      On July 8, 2004, Hanover Direct, Inc. (the "Company") entered into a $20 million junior secured term loan facility (the "Term Loan Facility") with Chelsey Finance, LLC ("Chelsey Finance"), an affiliate of its controlling shareholder, Chelsey Direct LLC ("Chelsey Direct"), which was fully funded on July 9, 2004. The Term Loan Facility is for a three-year term, subject to earlier maturity upon the occurrence of a change in control or sale of the Company, and carries an interest rate of 5% above the prime rate publicly announced by Wachovia Bank, N.A., payable currently. The Term Loan Facility is secured by a second priority lien on the assets of the Company. In connection therewith, Chelsey Finance concurrently entered into an intercreditor and subordination agreement with the Company's senior secured lender, Congress Financial Corporation ("Congress").

      In consideration for providing the Term Loan Facility to the Company, Chelsey Finance received a closing fee of $200,000, which was paid in cash, and will receive a warrant to purchase 30% of the fully diluted shares of common stock of the Company at an exercise price of $.01 per share. Pending shareholder approval of such issuance, Chelsey Finance received a warrant to purchase a newly-issued series of nonvoting preferred stock of the Company, called Series D Participating Preferred Stock, that will be automatically exchanged for such common stock warrant upon the receipt of shareholder approval of the issuance thereof anticipated at the Company's 2004 Annual Meeting of Shareholders tentatively scheduled for August 12, 2004. In connection with the closing of the Term Loan Facility, Chelsey Direct received a waiver fee equal to 1% of the liquidation preference of the Company's outstanding Series C Participating Preferred Stock, payable in common stock of the Company, or 4,344,762 additional shares of common stock (calculated based upon the fair market value thereof two business days prior to the closing date), in consideration for the waiver by Chelsey Direct of its blockage rights over the issuance of senior securities.

      The terms of the Term Loan Facility with Chelsey Finance were approved by the Company's Audit Committee, all of whose members are independent, and the Company's Board of Directors.

      Concurrently with the closing of the Term Loan Facility with Chelsey Finance, the Company amended its existing senior credit facility with Congress (the "Congress Credit Facility") to (1) release certain existing availability reserves and remove the excess loan availability covenant, increasing availability to the Company by approximately $10 million, (2) reduce the amount of the maximum credit, the revolving loan limit and the inventory and accounts sublimits of revolving loan borrowers, (3) release certain existing availability reserves and remove the excess loan availability covenant, (4) defer for three months the payment of principal with respect to the Tranche A Term Loan,
(5) permit the secured indebtedness to Chelsey Finance arising under the Term Loan Facility, (6) modify certain provisions of the Congress Credit Facility with respect to asset sales and the application of proceeds thereof by borrowers, (7) extend the term of the Congress Credit Facility until July 8, 2007, (8) amend certain other provisions of the Congress Credit Facility and
(9) permit the secured indebtedness to Chelsey Finance arising under the Term Loan Facility and other related transactions in connection with the Term Loan Facility. In addition, Congress consented to (a) the issuance by the Company of the common stock warrant, the Series D Preferred Stock warrant, the common stock pursuant to the common stock warrant and the Series D Preferred Stock pursuant to the Series D Preferred Stock warrant, (b) the filing of the Certificate of Designation of the Series D Preferred Stock, (c) the proposed reverse split and the Company making payments in cash to holders of common stock to repurchase fractional shares of such common stock from such shareholders as contemplated by the proposed reverse split, (d) certain amendments to the Company's Certificate of Incorporation, and (e) the issuance by the Company of common stock to Chelsey Finance as payment of a waiver fee. The amendment required the payment of fees in the amount of $400,000.

      Together, these two arrangements have increased the Company's liquidity by approximately $25 million. Proceeds from the Term Loan Facility with Chelsey Finance have been used to refinance the Tranche B Term Loan of approximately $4.9 million under the Congress Credit Facility and to pay fees and expenses in connection with the two transactions and will provide ongoing working capital for the Company which will be used to reduce outstanding payables.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 3.1 Certificate of the Designations, Powers, Preferences and Rights of Series D Participating Preferred Stock of Hanover Direct, Inc., dated July 8, 2004

Exhibit 10.1 Loan and Security Agreement, dated as of July 8, 2004, among Chelsey Finance, LLC, a Delaware limited liability company, and the Borrowers named therein

Exhibit 10.2 Intercreditor and Subordination Agreement, dated as of July 8, 2004, between Lender and Congress Financial Corporation, as acknowledged by Borrowers and Guarantors

Exhibit 10.3 Thirty-first Amendment to Loan and Security Agreement, dated as of July 8, 2004, among Congress Financial Corporation and the Borrowers and Guarantors named therein

Exhibit 10.4 Series D Preferred Stock Purchase Warrant dated July 8, 2004 issued by Hanover Direct, Inc. to Chelsey Finance, LLC

Exhibit 99.1 Press Release, dated July 12, 2004

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HANOVER DIRECT, INC.
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                                                 (Registrant)

July 12, 2004                              By: /s/ Charles E. Blue
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                                               Name: Charles E. Blue
                                               Title: Senior Vice President and
                                                      Chief Financial Officer